Waddell & Reed Advisors Funds
                    Retirement Shares

                    Annual
                    Report
                    -----------------
                    June 30, 2002

CONTENTS

         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        15     Statement of Assets and Liabilities

        16     Statement of Operations

        17     Statement of Changes in Net Assets

        18     Financial Highlights

        22     Notes to Financial Statements

        28     Independent Auditors' Report

        29     Income Tax Information

        30     Directors & Officers

        39     Annual Privacy Notice

        41     Householding Notice














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Retirement Shares, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Retirement Shares, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
----------------------------------------------------------------------
June 30, 2002

An interview with Charles W. Hooper Jr., portfolio manager of Waddell & Reed Advisors Retirement Shares, Inc.


This report relates to the operation of Waddell & Reed Advisors Retirement Shares, Inc. for the fiscal year ended June 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund weathered a difficult investment climate and ended the year underperforming its benchmark indexes. The Fund's Class A shares declined 18.97 percent, before the impact of sales load, and declined 23.63 percent, including sales load impact. This compares with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 18.02 percent during the fiscal year; the Salomon Brothers Treasury/Government Sponsored/Corporate Index (reflecting the performance of securities generally representing the bond market), which increased 7.99 percent during the fiscal year; and the Lipper Flexible Portfolio Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 8.55 percent for the period. Multiple indexes are presented because the Fund invests in stocks and bonds, as well as other instruments. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark indexes during the fiscal year?
The performance of the Fund over the year was disappointing. It was difficult to garner many gains within a stock market that displayed unprecedented weakness throughout the period. During the period, we now believe that we were significantly underweighted in bonds, compared with our benchmark, which was the primary reason for our underperformance. We do feel, however, that we are seeing the beginning of a possible economic recovery phase, which we hope will provide some positive developments in the coming year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
For the first half of 2002, the S&P 500 Index and the Nasdaq Composite Index suffered their worst six-month performances since the 1974 bear market. Obviously, investors continued to focus on several worrisome issues, including accounting problems at high profile companies, continued concerns about corporate governance, insider trading scandals, the Middle East, India and Pakistan, and a weakening dollar. In the meantime, the manufacturing sector appears to be improving, as do employment figures, consumer income and consumer spending, all of which we feel should bode well for an improvement in the economy as 2002 progresses. The tragic events of September 11 ironically provided a trigger for positive developments in the financial markets, in that the Federal Reserve provided much more liquidity than probably otherwise would have been the case, and massive fiscal stimulus was forthcoming. Short-term interest rates currently remain at 40-year lows.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We now feel that we did not own enough bonds during the year's turbulent times. While we took our bond weighting up to over 30 percent on several occasions, it was not enough to significantly enhance performance. We currently hold approximately 19 percent in bonds, as we have concerns about the federal deficit and the concurrent financing requirements going forward.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We continued to emphasize the energy sector throughout the fiscal year, believing that it provided a hedge against possible future Middle East tensions. Also, we feel that the U.S. has a long way to go to solve its energy problems, a situation that has favorable implications for the energy-pricing environment. Other areas of exposure include technology, health care and consumer-related investments that we feel, given an improving economy, should be attractive sectors going forward. Recognizing that the stock market has historically discounted the future to some extent, we feel that this may very well be an appropriate time to increase exposure to the more cyclical sectors of the market, which may benefit should the economy begin to recover. In any case, we continue our effort to seek out strong companies in various industries that we feel are poised to benefit from long-term growth trends, while striving to balance the portfolio with high-quality bonds.


Respectfully,


Charles W. Hooper, Jr.
Manager
Waddell & Reed Advisors
Retirement Shares, Inc.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

                                                Salomon
                            Waddell            Brothers    Lipper
                             & Reed           Treasury/  Flexible
                           Advisors          Government Portfolio
                         Retirement       S&PSponsored/     Funds
                      Shares, Inc.,       500 Corporate  Universe
                            Class A     Index     Index   Average
                       ------------     --------------- ---------
     6-30-92   Purchase       9,425    10,000    10,000    10,000
     6-30-93                 10,693    11,363    11,317    11,466
     6-30-94                 11,231    11,522    11,168    11,569
     6-30-95                 12,924    14,526    12,588    13,450
     6-30-96                 14,854    18,303    13,171    15,585
     6-30-97                 17,336    24,647    14,200    18,606
     6-30-98                 19,841    32,092    15,811    21,968
     6-30-99                 22,369    39,382    16,232    24,273
     6-30-00                 32,109    42,272    16,918    26,411
     6-30-01                 24,575    35,987    18,824    25,039
     6-30-02                 19,915    29,502    20,327    22,899

==== Waddell & Reed Advisors Retirement Shares, Inc., Class A Shares(1) --
     $19,915
++++ S&P 500 Index  -- $29,502
**** Salomon Brothers Treasury/Government Sponsored/Corporate Index -- $20,327 ---- Lipper Flexible Portfolio Funds Universe Average -- $22,899

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.


                     Average Annual Total Return(2)
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
1-year period ended
   6-30-02          -23.63%    -23.10%   -19.79%   -18.72%
5-year period ended
   6-30-02            1.60%    ---       ---         3.05%
10-year period ended
   6-30-02            7.13%    ---       ---       ---
Since inception of
   Class(3) through
   6-30-02          ---         -6.84%   -6.17%      5.26%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%,
   respectively.   (Accordingly, the Class C shares reflect no CDSC since it
   only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)10-4-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF RETIREMENT SHARES
--------------------------------------------------------------------------
Retirement Shares

GOAL
Seeks to provide the highest long-term total investment return that is, in the opinion of the Fund's investment manager, consistent with reasonable safety of capital.

Strategy
Invests primarily in common stocks and, to a lesser extent, in debt securities (of any maturity and mostly of investment grade) of U.S. and foreign issuers. The Fund generally owns common stock of medium to large, well-established companies while typically emphasizing a blend of value and growth potential. Typically, the Fund's debt securities are either U.S. Government securities or investment-grade corporate bonds.

Founded
1972

Scheduled Dividend Frequency
Quarterly (March, June, September, December)

Performance Summary -- Class A Shares
                 Per Share Data
For the Fiscal Year Ended June 30, 2002
------------------------------------------

Dividends paid                  $0.06
                                =====

Capital gains distribution      $0.01
                                =====

Net asset value on
  6-30-02 $5.48 adjusted to:   $ 5.49(A)
  6-30-01                        6.84
                               ------
Change per share               $(1.35)
                               ======

(A)This number includes the capital gains distribution of $0.01 paid in December 2001 added to the actual net asset value on June 30, 2002.

   Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF RETIREMENT SHARES
--------------------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-02    -23.63%      -18.97%         -23.10%       -19.90%
 5-year period
  ended 6-30-02      1.60%        2.81%           ---           ---
10-year period
  ended 6-30-02      7.13%        7.77%           ---           ---
Since inception
  of Class(F)        ---          ---            -6.84%       -6.18%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period            Class C(B)   Class Y(C)
------            ----------   ----------
 1-year period
  ended 6-30-02    -19.79%      -18.72%
 5-year period
  ended 6-30-02      ---          3.05%
10-year period
  ended 6-30-02      ---          ---
Since inception
  of Class(D)        -6.17%      5.26%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF RETIREMENT SHARES
--------------------------------------------------------------------------
Portfolio Highlights

On June 30, 2002, Waddell & Reed Advisors Retirement Shares, Inc. had net assets totaling $774,870,658 invested in a diversified portfolio of:

   77.75% Common Stocks
   11.53% Corporate Debt Securities
    7.81% U.S. Government Securities
    2.54% Cash and Cash Equivalents
    0.37% Preferred Stock


As a shareholder of Waddell & Reed Advisors Retirement Shares, Inc., for every $100 you had invested on June 30, 2002, your Fund owned:

 $22.11  Technology Stocks
  14.97  Energy Stocks
  14.18  Health Care Stocks
  11.53  Corporate Debt Securities
   7.81  U.S. Government Securities
   7.29  Financial Services Stocks
   6.78  Utilities Stocks
   4.36  Retail Stocks
   3.57  Consumer Services Stocks
   2.56  Consumer Goods Stocks
   2.54  Cash and Cash Equivalents
   1.36  Business Equipment and Services Stocks
   0.57  Capital Goods Stocks
   0.37  Preferred Stock

THE INVESTMENTS OF RETIREMENT SHARES
     June 30, 2002

                                              Shares        Value

COMMON STOCKS
Aircraft - 3.02%
 Lockheed Martin Corporation  ............   175,000 $ 12,162,500
 Raytheon Company  .......................   275,000   11,206,250
                                                     ------------
                                                       23,368,750
                                                     ------------

Apparel - 1.56%
 NIKE, Inc., Class B  ....................   225,000   12,071,250
                                                     ------------

Banks - 1.25%
 Citigroup Inc.  .........................   250,000    9,687,500
                                                     ------------

Broadcasting - 2.98%
 Clear Channel Communications, Inc.*  ....   375,000   12,007,500
 Viacom Inc., Class B*  ..................   250,000   11,092,500
                                                     ------------
                                                       23,100,000
                                                     ------------

Business Equipment and Services - 0.56%
 Getty Images, Inc.*  ....................   200,000    4,347,000
                                                     ------------

Communications Equipment - 1.05%
 ADC Telecommunications, Inc.* ........... 2,000,000    4,570,000
 Corning Incorporated*  .................. 1,000,000    3,550,000
                                                     ------------
                                                        8,120,000
                                                     ------------

Computers -- Micro - 0.78%
 Sun Microsystems, Inc.*  ................ 1,200,000    6,006,000
                                                     ------------

Computers -- Peripherals - 10.08%
 BEA Systems, Inc.*  ..................... 1,100,000   10,461,000
 Brocade Communications Systems, Inc.*  ..   600,000   10,488,000
 EMC Corporation*  ....................... 1,600,000   12,080,000
 Mercury Interactive Corporation*  .......   250,000    5,738,750
 Microsoft Corporation*  .................   575,000   31,412,250
 Veritas Software Corp.*  ................   400,000    7,914,000
                                                     ------------
                                                       78,094,000
                                                     ------------


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF RETIREMENT SHARES
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Electrical Equipment - 0.57%
 Sanmina-SCI Corporation*  ...............   700,000 $  4,413,500
                                                     ------------

Electronic Components - 4.23%
 Broadcom Corporation, Class A*  .........   200,000    3,507,000
 Integrated Device Technology, Inc.*  ....   500,000    9,057,500
 Intel Corporation  ......................   200,000    3,655,000
 Linear Technology Corporation  ..........   225,000    7,070,625
 Texas Instruments Incorporated  .........   400,000    9,480,000
                                                     ------------
                                                       32,770,125
                                                     ------------

Electronic Instruments - 2.95%
 Applied Materials, Inc.*  ...............   350,000    6,681,500
 Celestica Inc.*  ........................   300,000    6,813,000
 Teradyne, Inc.*  ........................   400,000    9,400,000
                                                     ------------
                                                       22,894,500
                                                     ------------

Health Care -- Drugs - 9.96%
 Allergan, Inc.  .........................   175,000   11,681,250
 Andrx Group*  ...........................   120,000    3,237,000
 Forest Laboratories, Inc.*  .............   250,000   17,700,000
 King Pharmaceuticals, Inc.*  ............   400,000    8,900,000
 McKesson HBOC, Inc.  ....................   250,000    8,175,000
 MedImmune, Inc.*  .......................   275,000    7,258,625
 Pfizer Inc.  ............................   150,000    5,250,000
 Pharmacia Corporation  ..................   400,000   14,980,000
                                                     ------------
                                                       77,181,875
                                                     ------------

Health Care -- General - 4.22%
 Baxter International Inc.*  .............   150,000    6,667,500
 Biomet, Inc.  ...........................   300,000    8,134,500
 Wyeth  ..................................   350,000   17,920,000
                                                     ------------
                                                       32,722,000
                                                     ------------


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF RETIREMENT SHARES
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Household - General Products - 1.00%
Kimberly-Clark Corporation ...............   125,000 $  7,750,000
                                                     ------------

Insurance -- Property and Casualty - 0.46%
 Travelers Property Casualty Corp.*  .....   200,000    3,540,000
                                                     ------------

Petroleum -- Canada - 1.88%
 EnCana Corporation  .....................   275,000    8,415,000
 Nabors Industries Ltd.*  ................   175,000    6,177,500
                                                     ------------
                                                       14,592,500
                                                     ------------

Petroleum -- Domestic - 12.11%
 Anadarko Petroleum Corporation  .........   375,000   18,487,500
 Apache Corporation  .....................   275,000   15,807,000
 Brown (Tom), Inc.*  .....................   350,000    9,922,500
 Evergreen Resources, Inc.*  .............   100,000    4,250,000
 Kerr-McGee Corporation  .................   150,000    8,032,500
 Murphy Oil Corporation  .................   150,000   12,375,000
 Patterson-UTI Energy, Inc.*  ............   300,000    8,469,000
 Spinnaker Exploration Company*  .........   275,000    9,905,500
 Western Gas Resources, Inc.  ............   175,000    6,545,000
                                                     ------------
                                                       93,794,000
                                                     ------------

Petroleum -- Services - 0.98%
 BJ Services Company*  ...................   225,000    7,623,000
                                                     ------------

Publishing - 0.59%
 Valassis Communications, Inc.*  .........   125,000    4,562,500
                                                     ------------

Retail - General Merchandise - 1.66%
 Kohl's Corporation*  ....................    75,000    5,256,000
 Target Corporation  .....................   200,000    7,620,000
                                                     ------------
                                                       12,876,000
                                                     ------------


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF RETIREMENT SHARES
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Retail - Specialty Stores - 2.70%
 Gap, Inc. (The)  ........................   400,000 $  5,680,000
 Home Depot, Inc. (The)  .................   225,000    8,264,250
 Toys"R"Us, Inc.*  .......................   400,000    6,988,000
                                                     ------------
                                                       20,932,250
                                                     ------------

Security and Commodity Brokers - 5.58%
 Charles Schwab Corporation (The)  .......   600,000    6,720,000
 Goldman Sachs Group, Inc. (The)  ........   235,000   17,237,250
 Marsh & McLennan Companies, Inc.  .......   200,000   19,320,000
                                                     ------------
                                                       43,277,250
                                                     ------------

Timesharing and Software - 0.80%
 eBay Inc.*  .............................   100,000    6,162,500
                                                     ------------

Utilities - Electric - 2.76%
 Dominion Resources, Inc.  ...............   225,000   14,895,000
 Progress Energy, Inc.  ..................   125,000    6,501,250
                                                     ------------
                                                       21,396,250
                                                     ------------

Utilities - Telephone - 4.02%
 BellSouth Corporation  ..................   250,000    7,875,000
 Cox Communications, Inc., Class A*  .....   350,000    9,642,500
 NTT DoCoMo, Inc. (A)  ...................     1,250    3,077,148
 NTT DoCoMo, Inc. (A)(B)  ................     1,250    3,077,148
 Vodafone Group Plc,  ADR  ...............   550,000    7,507,500
                                                     ------------
                                                       31,179,296
                                                     ------------

TOTAL COMMON STOCKS - 77.75%                         $602,462,046
 (Cost: $688,234,459)


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF RETIREMENT SHARES
     June 30, 2002

                                              Shares        Value

PREFERRED STOCK - 0.37%
Security and Commodity Brokers
 Prudential Financial, Inc. and
   Prudential Financial Capital Trust I,
   6.75% Equity Security Units,
   Convertible ...........................    50,000 $  2,880,000
                                                     ------------
 (Cost: $2,513,800)
                                           Principal
                                           Amount in
                                           Thousands
CORPORATE DEBT SECURITIES
Air Transportation - 0.53%
 Southwest Airlines Co.,
   7.875%, 9-1-07 ........................   $ 3,650    4,120,737
                                                     ------------

Banks - 0.34%
 Wachovia Corporation,
   6.25%, 8-4-08 .........................     2,500    2,594,712
                                                     ------------

Beverages - 0.68%
 Diageo Capital plc,
   6.125%, 8-15-05 .......................     5,000    5,275,770
                                                     ------------

Computers - Peripherals - 0.95%
 Rational Software Corporation,
   Convertible,
   5.0%, 2-1-07 ..........................     9,000    7,346,250
                                                     ------------

Electronic Components - 2.23%
 Cypress Semiconductor Corporation,
   Convertible,
   3.75%, 7-1-05 .........................     6,000    5,115,000
 LSI Logic Corporation, Convertible,
   4.0%, 2-15-05 .........................     6,000    5,085,000
 RF Micro Devices, Inc., Convertible,
   3.75%, 8-15-05 ........................     9,000    7,042,500
                                                     ------------
                                                       17,242,500
                                                     ------------


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF RETIREMENT SHARES
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Finance Companies - 1.41%
 Bell Atlantic Financial Services, Inc.,
   7.6%, 3-15-07 .........................   $10,000 $ 10,950,450
                                                     ------------

Food and Related - 0.70%
 Unilever Capital Corporation,
   6.875%, 11-1-05 .......................     5,000    5,415,820
                                                     ------------

Health Care - Drugs - 0.88%
 Cephalon, Inc., Convertible,
   2.5%, 12-15-06 ........................     3,000    2,482,500
 Merck & Co., Inc.,
   6.75%, 9-19-05 ........................     4,000    4,318,864
                                                     ------------
                                                        6,801,364
                                                     ------------

Hospital Supply and Management - 0.94%
 Columbia/HCA Healthcare Corporation,
   6.91%, 6-15-05 ........................     7,000    7,303,562
                                                     ------------

Multiple Industry - 1.43%
 General Electric Capital Corporation,
   8.3%, 9-20-09 .........................     3,000    3,422,373
 Tyco International Group S.A.,
   6.375%, 10-15-11 ......................    10,000    7,655,100
                                                     ------------
                                                       11,077,473
                                                     ------------

Retail - General Merchandise - 0.51%
 Penney (J.C.) Corporation, Inc., Convertible,
   5.0%, 10-15-08 ........................     4,000    3,985,000
                                                     ------------


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF RETIREMENT SHARES
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Utilities - Telephone - 0.93%
 AT&T Corp.,
   6.0%, 3-15-09 .........................   $ 5,000 $  3,950,000
 Bell Telephone Company of Pennsylvania (The),
   8.35%, 12-15-30 .......................     3,000    3,252,957
                                                     ------------
                                                        7,202,957
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES - 11.53%             $ 89,316,595
 (Cost: $90,030,681)

UNITED STATES GOVERNMENT SECURITIES
Agency Obligation - 0.61%
 National Archives Facility Trust,
   8.5%, 9-1-19 ..........................     3,899    4,697,706
                                                     ------------

Mortgage-Backed Obligations - 3.14%
 Federal Home Loan Mortgage Corporation Fixed
   Rate Pass-Through Certificates:
   6.5%, 12-1-31 .........................     9,801   10,013,075
   6.5%, 1-1-32 ..........................     4,880    4,985,956
 Government National Mortgage Association
   Fixed Rate Pass-Through Certificates,
   6.5%, 8-15-28 .........................     9,117    9,349,139
                                                     ------------
                                                       24,348,170
                                                     ------------

Treasury Obligations - 4.06%
 United States Treasury Note:
   3.25%, 5-31-04 ........................    15,000   15,114,840
   6.75%, 5-15-05 ........................    15,000   16,371,090
                                                     ------------
                                                       31,485,930
                                                     ------------

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 7.81%                                  $ 60,531,806
 (Cost: $58,978,077)


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF RETIREMENT SHARES
     June 30, 2002

                                                            Value

TOTAL SHORT-TERM SECURITIES - 3.64%                 $  28,242,848
 (Cost: $28,242,848)

TOTAL INVESTMENT SECURITIES - 101.10%              $  783,433,295
 (Cost: $867,999,865)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.10%)    (8,562,637)

NET ASSETS - 100.00%                                 $774,870,658


Notes to Schedule of Investments
  *No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)This security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of this security amounted to 0.40% of net assets.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     RETIREMENT SHARES
     June 30, 2002
     (In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value (Notes 1 and 3)  .   $  783,433
 Cash  .............................................            7
 Receivables:
   Investment securities sold ......................       11,603
   Dividends and interest ..........................        2,267
   Fund shares sold ................................          293
 Prepaid insurance premium .........................           10
                                                       ----------
    Total assets  ..................................      797,613
                                                       ----------
LIABILITIES
 Payable for investment securities purchased .......       19,650
 Payable to Fund shareholders  .....................        2,593
 Accrued shareholder servicing (Note 2) ............          198
 Accrued service fee (Note 2)  .....................          140
 Accrued management fee (Note 2)  ..................           83
 Accrued distribution fee (Note 2)  ................           18
 Accrued accounting services fee (Note 2)  .........            8
 Other  ............................................           52
                                                       ----------
    Total liabilities  .............................       22,742
                                                       ----------
      Total net assets .............................   $  774,871
                                                       ==========
NET ASSETS
 $1.00 par value capital stock:
   Capital stock ...................................   $  141,563
   Additional paid-in capital.......................    1,046,597
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income .        1,898
   Accumulated undistributed net realized loss on
    investment transactions  .......................     (330,620)
   Net unrealized depreciation in value of
    investments  ...................................      (84,567)
                                                      -----------
    Net assets applicable to outstanding
      units of capital .............................   $  774,871
                                                       ==========
Net asset value per share (net assets divided by shares outstanding):
 Class A  ..........................................        $5.48
 Class B ...........................................        $5.42
 Class C  ..........................................        $5.42
 Class Y  ..........................................        $5.48
Capital shares outstanding:
 Class A  ..........................................      134,996
 Class B ...........................................        4,906
 Class C  ..........................................        1,047
 Class Y  ..........................................          614
Capital shares authorized ..........................      300,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     RETIREMENT SHARES
     For the Fiscal Year Ended June 30, 2002
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization .......................    $  15,028
   Dividends (net of foreign
    withholding taxes of $16) ......................        5,576
                                                        ---------
    Total income  ..................................       20,604
                                                        ---------
 Expenses (Note 2):
   Investment management fee .......................        6,709
   Service fee:
    Class A  .......................................        2,160
    Class B  .......................................           82
    Class C  .......................................           17
   Shareholder servicing:
    Class A  .......................................        1,894
    Class B  .......................................          159
    Class C  .......................................           33
    Class Y  .......................................            7
   Distribution fee:
    Class A  .......................................          129
    Class B  .......................................          246
    Class C  .......................................           51
   Accounting services fee .........................          105
   Custodian fees ..................................           70
   Audit fees ......................................           15
   Legal fees ......................................           13
   Other ...........................................          347
                                                        ---------
    Total expenses  ................................       12,037
                                                        ---------
      Net investment income ........................        8,567
                                                        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ..................     (176,969)
 Realized net gain on written call options  ........          112
                                                       ----------
   Realized net loss on investments.................     (176,857)
 Unrealized depreciation in value of investments
   during the period ...............................      (30,241)
                                                        ---------
    Net loss on investments  .......................     (207,098)
                                                        ---------
      Net decrease in net assets resulting
       from operations  ............................    $(198,531)
                                                        =========


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     RETIREMENT SHARES
     (In Thousands)

                                        For the fiscal year ended
                                                    June 30,
                                        -------------------------
                                              2002        2001
                                        ------------  -----------
DECREASE IN NET ASSETS
 Operations:
   Net investment income ...............  $    8,567   $    7,669
   Realized net loss on investments ....    (176,857)    (119,033)
   Unrealized depreciation .............     (30,241)   (233,408)
                                          ----------   ----------
    Net decrease in net assets
      resulting from operations ........    (198,531)    (344,772)
                                          ----------   ----------
 Distributions to shareholders (Note 1E):(1)
   From net investment income:
    Class A  ...........................      (8,233)      (7,781)
    Class B  ...........................         ---          ---
    Class C  ...........................         ---          ---
    Class Y  ...........................         (53)        (111)
   From realized gains on securities transactions:
    Class A  ...........................      (1,827)    (281,276)
    Class B  ...........................         (66)      (8,507)
    Class C  ...........................         (13)      (1,733)
    Class Y  ...........................          (8)      (2,084)
   In excess of realized gains on securities transactions:
    Class A  ...........................         ---      (31,438)
    Class B  ...........................         ---         (951)
    Class C  ...........................         ---         (194)
    Class Y  ...........................         ---         (233)
                                          ----------   ----------
                                             (10,200)    (334,308)
                                          ----------   ----------
 Capital share transactions (Note 5)  ..    (146,432)     386,886
                                          ----------   ----------
      Total decrease....................    (355,163)    (292,194)
NET ASSETS
 Beginning of period  ..................   1,130,034    1,422,228
                                          ----------   ----------
 End of period, including undistributed
   net investment income of $1,898
   and $1,617, respectively ............  $  774,871   $1,130,034
                                          ==========   ==========

(1)See "Financial Highlights" on pages 18 - 21.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     RETIREMENT SHARES
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                               For the fiscal year ended June 30,
                             ------------------------------------
                               2002   2001    2000   1999    1998
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $6.84 $12.05  $ 9.84  $9.28   $9.14
                              ----- ------  ------  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.06   0.06    0.06   0.19    0.24
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.35) (2.52)   3.92   0.92    0.99
                              ----- ------  ------  -----   -----
Total from investment
 operations  .......          (1.29) (2.46)   3.98   1.11    1.23
                              ----- ------  ------  -----   -----
Less distributions:
 From net investment
   income ..........          (0.06) (0.06)  (0.06) (0.18)  (0.25)
 From capital gains           (0.01) (2.42)  (1.71) (0.37)  (0.84)
 In excess of
   capital gains ...          (0.00) (0.27)  (0.00) (0.00)  (0.00)
                              ----- ------  ------  -----   -----
Total distributions.          (0.07) (2.75)  (1.77) (0.55)  (1.09)
                              ----- ------  ------  -----   -----
Net asset value,
 end of period  ....          $5.48 $ 6.84  $12.05  $9.84   $9.28
                              ===== ======  ======  =====   =====
Total return(1) ....         -18.97%-23.46%  43.54% 12.75%  14.45%
Net assets, end of
 period (in millions)          $739 $1,075  $1,377   $890    $825
Ratio of expenses to
 average net assets            1.21%  1.11%   1.10%  0.99%   0.93%
Ratio of net
 investment income
 to average net
 assets  ...........           0.93%  0.62%   0.55%  2.04%   2.57%
Portfolio turnover
 rate  .............         266.28%227.44% 295.37%122.58%  53.52%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     RETIREMENT SHARES
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                                                           period
                                For the fiscal               from
                               year ended June 30,       10-4-99(1)
                           -----------------------        through
                               2002           2001        6-30-00
                           --------       --------        -------
Net asset value,
 beginning of period          $6.78         $12.00         $10.12
                              -----         ------         ------
Income (loss) from investment
 operations:
 Net investment loss          (0.01)         (0.01)         (0.01)
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.34)         (2.52)          3.60
                              -----         ------         ------
Total from investment
 operations  .......          (1.35)         (2.53)          3.59
                              -----         ------         ------
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)         (0.00)
 From capital gains           (0.01)         (2.42)         (1.71)
 In excess of
   capital gains ...          (0.00)         (0.27)         (0.00)
                              -----         ------         ------
Total distributions           (0.01)         (2.69)         (1.71)
                              -----         ------         ------
Net asset value,
 end of period  ....          $5.42          $6.78         $12.00
                              =====         ======         ======
Total return .......         -19.90%        -24.19%         38.28%
Net assets, end of
 period (in
 millions)  ........            $27            $39            $28
Ratio of expenses to
 average net assets            2.24%          2.07%          2.05%(2)
Ratio of net investment
 loss to average
 net assets  .......          -0.10%         -0.36%         -0.42%(2)
Portfolio turnover
 rate  .............         266.28%        227.44%        295.37%(3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the twelve months ended June 30, 2000.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     RETIREMENT SHARES
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                                                           period
                                For the fiscal               from
                               year ended June 30,       10-4-99(1)
                           -----------------------        through
                               2002           2001        6-30-00
                           --------       --------        -------
Net asset value,
 beginning of period          $6.77         $12.00         $10.12
                              -----         ------         ------
Income (loss) from investment
 operations:
 Net investment loss          (0.01)         (0.01)         (0.01)
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.33)         (2.53)          3.60
                              -----         ------         ------
Total from investment
 operations  .......          (1.34)         (2.54)          3.59
                              -----         ------         ------
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)         (0.00)
 From capital gains           (0.01)         (2.42)         (1.71)
 In excess of
   capital gains ...          (0.00)         (0.27)         (0.00)
                              -----         ------         ------
Total distributions           (0.01)         (2.69)         (1.71)
                              -----         ------         ------
Net asset value,
 end of period  ....          $5.42          $6.77         $12.00
                              =====         ======         ======
Total return .......         -19.79%        -24.28%         38.28%
Net assets, end of
 period (in
 millions)  ........             $6             $8             $6
Ratio of expenses to
 average net assets            2.24%          2.09%          2.07%(2)
Ratio of net investment
 loss to average
 net assets  .......          -0.09%         -0.38%         -0.44%(2)
Portfolio turnover
 rate  .............         266.28%        227.44%        295.37%(3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the twelve months ended June 30, 2000.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     RETIREMENT SHARES
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                               For the fiscal year ended June 30,
                             ------------------------------------
                               2002   2001    2000   1999    1998
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $6.84 $12.05  $ 9.85  $9.28   $9.14
                              ----- ------  ------  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.07   0.09    0.10   0.20    0.25
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.35) (2.53)   3.89   0.94    0.99
                              ----- ------  ------  -----   -----
Total from investment
 operations ........          (1.28) (2.44)   3.99   1.14    1.24
                              ----- ------  ------  -----   -----
Less distributions:
 From net investment
   income...........          (0.07) (0.08)  (0.08) (0.20)  (0.26)
 From capital gains           (0.01) (2.42)  (1.71) (0.37)  (0.84)
 In excess of
   capital gains ...          (0.00) (0.27)  (0.00) (0.00)  (0.00)
                              ----- ------  ------  -----   -----
Total distributions.          (0.08) (2.77)  (1.79) (0.57)  (1.10)
                              ----- ------  ------  -----   -----
Net asset value,
 end of period  ....          $5.48 $ 6.84  $12.05  $9.85   $9.28
                               ==== ======  ======  =====   =====
Total return .......         -18.72%-23.28%  43.75% 13.11%  14.62%
Net assets, end of
 period (in
 millions)  ........             $3     $8     $11     $3      $3
Ratio of expenses
 to average net
 assets ............           0.91%  0.87%   0.88%  0.75%   0.79%
Ratio of net
 investment income
 to average net
 assets ............           1.20%  0.79%   0.75%  2.32%   2.71%
Portfolio
 turnover rate .....         266.28%227.44% 295.37%122.58%  53.52%

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     June 30, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Retirement Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide the highest long-term total investment return as is, in the opinion of the Fund's investment manager, consistent with reasonable safety of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are
     amortized for both financial and tax reporting purposes.   Dividend income
     is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

F.   Options -- See Note 6 - Options.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays this fee daily. The Fund also reimburses WRIMCO for certain out-of-pocket costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5792 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.4125 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,507,838. During the period ended June 30, 2002, W&R received $76,574 and $1,358 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $967,346 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $41,067, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $2,002,703,930, while proceeds from maturities and sales aggregated $2,088,017,929. Purchases of short-term and U.S. Government securities aggregated $4,767,244,395 and $387,363,281, respectively. Proceeds from maturities and sales of short-term and U.S. Government securities aggregated $4,755,411,013 and $452,955,460, respectively. Purchases of options aggregated $2,331,014, while proceeds sales aggregated $2,442,475.

For Federal income tax purposes, cost of investments owned at June 30, 2002 was $868,619,945, resulting in net unrealized depreciation of $85,186,650, of which $27,417,797 related to appreciated securities and $112,604,447 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2002 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income .........................$  8,575,301
Distributed ordinary income .................   6,664,095
Undistributed ordinary income ...............   1,911,206

Realized long-term capital gains ............         ---
Distributed long-term capital gains   .......         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ...................... 241,830,766

Post-October capital losses deferred ........  88,168,964

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October capital losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the fiscal year in which the capital loss carryover will expire if not utilized.

2010    .....................................$241,830,766
                                             ============

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                              For the fiscal
                           year ended June 30,
                       --------------------------
                           2002           2001
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............       28,052        43,303
 Class B .............          768         2,988
 Class C .............          243           728
 Class Y  ............          178         3,000
Shares issued from reinvestment
 of dividends and/or capital gains
 distribution:
 Class A  ............        1,647        39,789
 Class B .............           10         1,189
 Class C .............            2           244
 Class Y  ............            9           186
Shares redeemed:
 Class A  ............      (52,000)      (40,045)
 Class B .............       (1,589)         (854)
 Class C .............         (382)         (281)
 Class Y  ............         (707)       (2,951)
                         ----------    ----------
Increase (decrease) in outstanding
 capital shares ......      (23,769)       47,296
                         ==========    ==========
Value issued from sale
 of shares:
 Class A  ............     $178,086      $341,382
 Class B .............        4,765        27,879
 Class C .............        1,499         6,746
 Class Y  ............        1,114        23,223
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............        9,962       315,401
 Class B .............           65         9,357
 Class C .............           13         1,919
 Class Y  ............           53         1,467
Value redeemed:
 Class A  ............     (325,687)     (309,777)
 Class B .............       (9,744)       (7,074)
 Class C .............       (2,334)       (2,383)
 Class Y  ............       (4,224)      (21,254)
                           --------      --------
Increase (decrease) in outstanding
 capital  ............    $(146,432)     $386,886
                           ========      ========

NOTE 6 -- Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

Transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       June 30, 2001                 ---       $    ---
     Options written               3,578      2,442,475
     Options terminated
       in closing purchase
       transactions               (3,578)    (2,442,475)
     Options exercised               ---            ---
     Options expired                 ---            ---
                                   -----      ---------
     Outstanding at
       June 30, 2002                 ---       $    ---
                                   =====      =========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Retirement Shares, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Retirement Shares, Inc. (the "Fund") as of June 30, 2002, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Retirement Shares, Inc. as of June 30, 2002, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 9, 2002

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.
                  PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------
                  For Individuals        For Corporations
                  -----------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   -------- ----------------------------
                                    Class A
 9-19-01 $0.01500$0.01500   $    --- $0.01260  $0.00240  $    ---
12-12-01  0.03408 0.03377    0.00031  0.01663   0.01714   0.00031
 3-13-02  0.01000 0.01000        ---  0.00350   0.00650       ---
 6-12-02  0.01000 0.01000        ---  0.00350   0.00650       ---
         ----------------   -------- --------  --------  --------
Total    $0.06908$0.06877   $0.00031 $0.03623  $0.03254  $0.00031
         ================   ======== ========  ========  ========
                                    Class B
12-12-01 $0.01248$0.01217   $0.00031     $---  $0.01217  $0.00031
         ================   ========     ====  ========  ========
                                    Class C
12-12-01 $0.01248$0.01217   $0.00031     $---  $0.01217  $0.00031
         ================   ========     ====  ========  ========
                                    Class Y
 9-19-01 $0.02000$0.02000   $    --- $0.01690  $0.00310  $    ---
12-12-01  0.03808 0.03777    0.00031  0.01971   0.01806   0.00031
 3-13-02  0.01400 0.01400        ---  0.00490   0.00910       ---
 6-12-02  0.01500 0.01500        ---  0.00530   0.00970       ---
         ----------------   -------- --------  --------  --------
Total    $0.08708$0.08677   $0.00031 $0.04681  $0.03996  $0.00031
         ================   ======== ========  ========  ========

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Retirement Shares, Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

  Disinterested Directors

James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment company

John A. Dillingham (62)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (68)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway

Linda K. Graves (48)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (34)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: Vice President & General Counsel, Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (77)
13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (64)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

  Interested Directors

Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer; formerly, Vice President
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present)
Other Directorships held by Director:  None

Frank J. Ross, Jr. (48)
Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (56)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Chairman of the Board of Directors of Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  Director, Vesta Insurance Group (1996 to
1997)

  Officers

Theodore W. Howard (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Vice President,14 years; Treasurer and Principal Accounting Officer, 26 years; Principal Financial Officer, since 2002 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (34)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Michael D. Strohm (50)
6300 Lamar Avenue, Overland Park KS 66202
Position held with Fund:  Vice President
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WDR (1998 to present); Chief Operations Officer of WDR (since 2002); President, Director, Chief Executive Officer and Chief Financial Officer of W&R (since 2002); Senior Vice President of W&R (1994 to 2002); President and Director of WRSCO (1999 to present)
Directorships held:  None

Charles W. Hooper, Jr. (56)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  3 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRIMCO (2000 to present); Vice President of WRIMCO (1999 to 2000); portfolio manager for investment companies managed by WRIMCO (1999 to present); formerly, Chief Investment Officer for Owen Joseph (1996 to 1999)
Directorships held:  None

DIRECTORS
Keith A. Tucker, Chairman of the Board
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Henry J. Herrmann
Glendon E. Johnson
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III

OFFICERS
Henry J. Herrmann, President
Charles W. Hooper, Jr., Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Michael D. Strohm, Vice President

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.


------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1007A(6-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.